[PHOTO]

OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND (R)

Semiannual Report February 28, 1997



"We want
investment
income
that won't
add to
our taxes."

[OPPENHEIMERFUNDS LOGO]

THIS FUND IS FOR CALIFORNIA RESIDENTS WHO NEED INCOME THAT'S EXEMPT FROM INCOME TAX.

                                     YIELD

                              STANDARDIZED YIELDS

For the 30 Days Ended 2/28/97:(4)

Class A

4.82%

Class B

4.03%

THE FUND'S CLASS A SHARES ARE RANKED **** AMONG 1,237 (3-YEAR) AND 601 (5-YEAR) MUNICIPAL BOND FUNDS FOR THE COMBINED 3- AND 5-YEAR PERIODS ENDED 3/31/97 BY MORNINGSTAR MUTUAL FUNDS.(5)

HOW YOUR FUND IS MANAGED

Oppenheimer Main Street California Municipal Fund invests in a portfolio with a range of California municipal bonds. As a Fund shareholder, you receive income that is free from federal and California income taxes.1 Your dividends don't increase your taxable income the way taxable investments do, so you can keep more of what you earn.

PERFORMANCE

Cumulative total returns for the six months ended 2/28/97 were 5.54% for Class A shares and 5.10% for Class B shares, without deducting sales charges.(2)

      Your Fund's average annual total returns for Class A shares for the 1- and 5-year periods ended 3/31/97 and since inception on 5/18/90 were 1.11%, 6.20% and 7.05%, respectively. For Class B shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 10/29/93 were 0.08% and 2.81%, respectively.(3)

OUTLOOK

"We remain optimistic and, given current market conditions, we believe that municipal bond investments offer a good value."

                                                 Jerry Webman, Portfolio Manager
                                                               February 28, 1997

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. For more complete information, please review the prospectus carefully before you invest.

1. A portion of the distributions paid by the Fund may be subject to federal and state income taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax. Capital gains distributions, if any, are taxed as capital gains.

2. Include change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

3. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the contingent deferred sales charge of 5% (1-year) and 3% (since inception). An explanation of the different performance calculations is in the Fund's prospectus. Class B shares are subject to an annual 0.75% asset-based sales charge.

4. Standardized yield is based on net investment income calculated for the 30-day period ended 2/28/97. Falling net asset values will tend to artificially raise yields.

5. Source: Morningstar Mutual Funds, 3/31/97. Morningstar, Inc., ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%: 4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund is ranked 4 stars (3-years), 4 stars (5-years), weighted 40% and 60%, respectively, and 3 stars (1-year) among 1,751 funds.

2        Oppenheimer Main Street California Municipal Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Main Street California
Municipal Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Main Street California
Municipal Fund


DEAR SHAREHOLDER,

It's true that the stock market of 1996 received virtually all the recognition this past year. While excitement during the second half of the year revolved around equities, the bond market was experiencing a quiet, yet solid, rebound.

         Some analysts anticipated that moderated economic growth and low inflation would help stabilize interest rates, and even lower them--all factors that would be beneficial for the bond market. During the second half of 1996, that's exactly how events unfolded. In October, when the economy was characterized by a firm dollar, low inflation and slow growth, the Federal Reserve responded by maintaining its hands-off approach to interest rates. It appeared that earlier concerns about rapid inflationary growth had been overblown, and interest rates declined soon afterward. With continued, sustainable, non-inflationary growth of around 2% to 2.5%, and no interest rate raises expected from the Federal Reserve, the economy seemed to have settled into a comfortable pattern of neither too little nor too much growth.

         Moving ahead to 1997, President Clinton has pledged to focus on balancing the federal budget during his second term. In fact, politicians from every camp are discussing their intent to reduce the budget, perhaps through a balanced budget amendment. Such a move should prove beneficial for the municipal bond market. The other good news for municipal bond investors is that President Clinton has no plans of initiating a flat tax, a proposal that would have eliminated the tax advantages of municipal bonds.

         On the other hand, investors may have experienced some volatility in the income stream from municipal bond funds. This is primarily because the availability of quality bonds paying high dividends has decreased over the past few years, making it more difficult to find value bonds. However, we believe that over the long term and on a tax-adjusted basis, our funds will continue to offer value with the potential for higher total return.

         When you consider the combination of these developments last year--a sustained economic growth pattern, the assurance of a balanced federal budget and the dissipated threat of a flat tax--the tax advantages of municipal bond investing become much more attractive.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.


/s/ JAMES C. SWAIN                                     /s/ BRIDGET A. MACASKILL

James C. Swain                                         Bridget A. Macaskill

March 21, 1997

3        Oppenheimer Main Street California Municipal Fund

Q  WHAT AREAS ARE YOU CURRENTLY TARGETING?

Q & A

[PHOTO]

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED?

Our performance has been relatively strong. We attribute Oppenheimer Main
Street California Municipal Fund's success to our strategy of mixing higher-yielding investment-grade municipal bonds with futures contracts that act as a hedge against rising interest rates. As a result of this mixture, Oppenheimer Main Street California Municipal Fund finished 14th out of 99 California municipal debt funds ranked by Lipper for the 1-year period ended 3/31/97.(1) This ranking placed the Fund in the first quartile of its peer group for that period.

[PHOTO]

WHAT INVESTMENT STRATEGIES MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

Our concentration on high coupon municipal bonds worked well for us throughout the period and provided the Fund with a steady income stream. In the second quarter of 1996, we bought some attractive higher-yielding bonds in land development and healthcare that enabled the Fund to capture some unusually high income. When the market began to rally in the second half of 1996, these bonds were in demand, and we were able to benefit. Because higher-yielding bonds often have a lower rating or are unrated, they require careful analysis of the risk of default.

[PHOTO]

         In the second quarter, we also bought some discount and zero coupon bonds that were out of favor. We reduced their volatility risk by hedging them with combinations of futures contracts. When the bond market rallied in the fall, these purchases worked out very well for us.

         We have trimmed our position in prerefunded bonds. These bonds tend to perform well because they have virtually no credit risk and have


1. Source: Lipper Analytical Services, 3/31/97. Oppenheimer Main Street California Municipal Fund Class A shares were ranked 5th out of 50 funds in its category for the 5-year period ended 3/31/97. Oppenheimer Main Street California Municipal Fund is characterized by Lipper as a California municipal debt fund. Lipper performance is based on total return and does not take sales charges into consideration.

4        Oppenheimer Main Street California Municipal Fund

FACING PAGE
Top left: Jerry Webman, Portfolio
Manager

Top right: Michael Maciolek,
Securities Analyst

Bottom: Len Darling, Executive VP,
Director of Fixed Income
Investments

THIS PAGE
Top: Robert Patterson, Member
of Tax-Exempt Fixed Income
Investments Team

Bottom:Caryn Halbrecht, Member
of Tax-Exempt Fixed Income
Investments Team, with Donna
Compert, Municipal Securities Trader

A  WE'RE LOOKING AT THE SOUTHERN CALIFORNIA AREA.

a shorter known call date, usually five to six years. However, when the market is rallying, as it did during the second half of 1996, these bonds are poor performers. And finally, we were able to benefit from securities that had less desirable credit but have improved over the period. Examples include an energy generating plant in Sacramento and the holders of some leases on downtown Los Angeles parking facilities.(2)

DID ANY INVESTMENTS PERFORM POORLY?

In the last six months, as interest rates have fallen, prerefunded bonds have not performed as well as discount and zero coupon bonds. Fortunately, we correctly anticipated the fourth quarter decline in interest rates and offset our prerefunded bond exposure with long positions in Treasury futures that gave the portfolio a boost when the market rallied.

WHAT AREAS ARE YOU CURRENTLY TARGETING?

We believe California development districts and infrastructure financing projects will offer some interesting opportunities during 1997. We plan to seek those opportunities in economically strong parts of the state where the business growth and demographic growth seem appropriate. We're looking at the Southern California area, in Orange County, where despite fiscal problems a few years ago, the economics continue to appear very favorable.

[PHOTO]

WHAT IS YOUR OUTLOOK FOR THE FUND?

We continue to maintain a positive outlook. Currently, long-term interest rates are attractive since there doesn't appear to be any real inflation on the horizon, and we are continuing to see steady, moderate economic growth in the U.S. and weak growth abroad. We will remain alert to significant changes in these favorable conditions. In the meantime, we remain optimistic and, given current market conditions, we believe that municipal bond investments offer a good value.

[PHOTO]

2. The Fund's portfolio is subject to change.

5        Oppenheimer Main Street California Municipal Fund

FINANCIALS

       CONTENTS

       STATEMENT OF INVESTMENTS                     7
       STATEMENT OF ASSETS AND LIABILITIES         11
       STATEMENT OF OPERATIONS                     12
       STATEMENTS OF CHANGES IN NET ASSETS         13
       FINANCIAL HIGHLIGHTS                        14
       NOTES TO FINANCIAL STATEMENTS               15

6      Oppenheimer Main Street California Municipal Fund

STATEMENT OF INVESTMENTS   February 28, 1997 (Unaudited)

                                                                RATINGS: MOODY'S/             FACE               MARKET VALUE
                                                                S&P'S/FITCH'S                 AMOUNT             SEE NOTE 1
=============================================================================================================================
MUNICIPAL BONDS AND NOTES--98.7%
-----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--92.0%
       Anaheim, CA PFAU Lease RB,
       Sr. Public Improvements Project,
       Series A, FSA Insured, 5%, 3/1/37                        Aaa/AAA                      $1,000,000            $  888,010
       ----------------------------------------------------------------------------------------------------------------------
       Anaheim, CA PFAU Tax Allocation RB,
       MBIA Insured, 6.45%, 12/28/18                            Aaa/AAA                       2,000,000             2,159,420
       ----------------------------------------------------------------------------------------------------------------------
       Berkeley, CA HF RRB, Alta Bates Medical Center,
       Series A, 6.50%, 12/1/11                                 Baa/BBB+                      1,500,000             1,543,740
       ----------------------------------------------------------------------------------------------------------------------
       CA HFA Home Mtg. RB, Series C, 6.75%, 2/1/25             Aa2/AA-                       4,985,000             5,225,277
       ----------------------------------------------------------------------------------------------------------------------
       CA HFA SFM Purchase RB, Series A-2, 6.45%, 8/1/25        Aaa/AAA                       2,500,000             2,598,000
       ----------------------------------------------------------------------------------------------------------------------
       CA HFFAU RB, Episcopal Homes Project,
       Series A, 7.80%, 7/1/15                                  NR/A+                         1,000,000             1,063,620
       ----------------------------------------------------------------------------------------------------------------------
       CA PCFAU RB, Pacific Gas & Electric Co. Project,
       Series B, 6.35%, 6/1/09                                  A2/A                          2,000,000             2,082,160
       ----------------------------------------------------------------------------------------------------------------------
       CA PWBL RB, Department of Corrections--Madera
       State Prison, Series E, 5.50%, 6/1/15                    A1/A/A-                       2,000,000             1,982,760
       ----------------------------------------------------------------------------------------------------------------------
       CA Statewide CDAU Revenue COP,
       Cedars-Sinai Medical Center, 5.40%, 11/1/15              A1/NR                         1,000,000               928,860
       ----------------------------------------------------------------------------------------------------------------------
       Capistrano, CA Unified School District
       CFD Special Tax Bonds, No. 87-1, 7.60%, 9/1/14           Aaa/NR                        1,000,000             1,104,100
       ----------------------------------------------------------------------------------------------------------------------
       Central CA Joint Powers Health FAU COP,
       Community Hospitals of Central California Project,
       5%, 2/1/23                                               Baa1/NR/A-                    2,050,000             1,717,306
       ----------------------------------------------------------------------------------------------------------------------
       Contra Costa Cnty., CA Refunding COP,
       Merrithew Memorial Hospital Project,
       MBIA Insured, 5.50%, 11/1/12                             Aaa/AAA                       1,875,000             1,870,931
       ----------------------------------------------------------------------------------------------------------------------
       Corona, CA COP, Vista Hospital Project,
       Prerefunded, Series B, 10%, 11/1/20                      Aaa/AAA                       3,250,000             4,200,853
       ----------------------------------------------------------------------------------------------------------------------
       Corona, CA SFM RB, Sub-Lien, Series B, 6.30%, 11/1/28    A/NR                            800,000               817,832
       ----------------------------------------------------------------------------------------------------------------------
       Duarte, CA COP, City of Hope National
       Medical Center, 6.25%, 4/1/23                            Baa1/NR                         500,000               505,495
       ----------------------------------------------------------------------------------------------------------------------
       Escondido, CA Union High School District
       CAP Bonds, Zero Coupon, 6.20%, 11/1/19(1)                Aaa/AAA                       2,000,000               543,400
       ----------------------------------------------------------------------------------------------------------------------
       Foothill/Eastern Transportation Corridor Agency
       CA Toll Road RB, Sr. Lien, Series A, 6.50%, 1/1/32       Baa/BBB-/BBB                  1,400,000             1,464,554
       ----------------------------------------------------------------------------------------------------------------------
       Long Beach, CA Harbor RB:
       5.125%, 5/15/18                                          Aa/AA-                        1,000,000               911,880
       MBIA Insured, 9%, 5/15/02                                Aaa/AAA                       1,110,000             1,329,447
       ----------------------------------------------------------------------------------------------------------------------
       Los Angeles Cnty., CA COP, Disney Parking Project,
       Zero Coupon, 6.95%, 9/1/11(1)                            Baa1/BBB/A-                   2,340,000               958,160
       ----------------------------------------------------------------------------------------------------------------------
       Los Angeles Cnty., CA Sanitation Districts FAU RB,
       Series A, 5.25%, 10/1/19                                 Aa/AA                         2,305,000             2,164,280
       ----------------------------------------------------------------------------------------------------------------------
       Los Angeles, CA Wastewater System RRB,
       Series D, FGIC Insured, 8.70%, 11/1/03                   Aaa/AAA/AAA                   5,115,000             6,304,135
       ----------------------------------------------------------------------------------------------------------------------
       Metropolitan Water District of Southern CA
       Waterworks RB, 5.55%, 10/30/20                           Aa/AA                         2,400,000             2,329,104

7      Oppenheimer Main Street California Municipal Fund

                                                                RATINGS: MOODY'S/            FACE                MARKET VALUE
                                                                S&P'S/FITCH'S                AMOUNT              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA
(CONTINUED)
       Newport Mesa, CA Unified School District
       Special Tax Bonds, CFD No. 90-1, 6.625%, 9/1/14          NR/NR                        $2,000,000           $ 2,060,120
       ----------------------------------------------------------------------------------------------------------------------
       Orange Cnty., CA CFD Special Tax Bonds:
       No. 87-3, Mission Viejo, Prerefunded,
       Series A, 8.05%, 8/15/08                                 NR/NR                         1,480,000             1,597,142
       No. 88-1, Aliso Viejo, Prerefunded,
       Series A, 7.35%, 8/15/18                                 NR/AAA                        1,750,000             2,032,835
       ----------------------------------------------------------------------------------------------------------------------
       Pittsburgh, CA Improvement Bond Act of 1915 Bonds,
       Assessment District 1990-01, 7.75%, 9/2/20               NR/NR                            95,000                98,586
       ----------------------------------------------------------------------------------------------------------------------
       Pittsburgh, CA RA Tax Allocation Sub. Bonds,
       Los Medanos Community Development Project,
       6.20%, 8/1/19                                            NR/BBB                        1,000,000             1,003,810
       ----------------------------------------------------------------------------------------------------------------------
       Pomona, CA SFM RRB, Escrowed to Maturity,
       Series A, 7.60%, 5/1/23                                  NR/AAA                        2,500,000             3,182,625
       ----------------------------------------------------------------------------------------------------------------------
       Pomona, CA Unified School District GORB,
       Series A, MBIA Insured, 6.15%, 8/1/15                    Aaa/AAA                       1,000,000             1,082,180
       ----------------------------------------------------------------------------------------------------------------------
       Redding, CA Electric System Revenue COP:
       FGIC Insured, Inverse Floater, 7.586%, 6/1/19(2)         Aaa/AAA/AAA                   1,150,000             1,093,938
       MBIA Insured, Inverse Floater, 9.03%, 7/8/22(2)          Aaa/AAA                         500,000               604,375
       ----------------------------------------------------------------------------------------------------------------------
       Riverside Cnty., CA CFD Special Tax Bonds,
       No. 88-12, 7.55%, 9/1/17                                 NR/NR                         1,500,000             1,571,595
       ----------------------------------------------------------------------------------------------------------------------
       Sacramento Cnty., CA SFM RB,
       Escrowed to Maturity, 8.125%, 7/1/16(3)                  Aaa/AAA                       2,810,000             3,632,206
       ----------------------------------------------------------------------------------------------------------------------
       Sacramento, CA MUD Electric RRB,
       FGIC Insured, Inverse Floater, 8.868%, 8/15/18(2)        Aaa/AAA/AAA                   1,500,000             1,687,500
       ----------------------------------------------------------------------------------------------------------------------
       San Bernardino Cnty., CA COP, Medical Center
       Financing Project, MBIA Insured, 5.50%, 8/1/17           Aaa/AAA                       1,750,000             1,750,980
       ----------------------------------------------------------------------------------------------------------------------
       San Diego Cnty., CA Water Authority
       Revenue COP, Series 91-B, MBIA Insured,
       Inverse Floater, 8.82%, 4/8/21(2)                        Aaa/AAA                       1,000,000             1,111,250
       ----------------------------------------------------------------------------------------------------------------------
       San Francisco, CA Bay Area Rapid Transit District
       Sales Tax RRB, AMBAC Insured, 6.75%, 7/1/11              Aaa/AAA/AAA                   1,000,000             1,160,200
       ----------------------------------------------------------------------------------------------------------------------
       San Francisco, CA City & Cnty. Airport
       Commission, International Airport RB:
       Second Series Issue 13-B, MBIA Insured, 8%, 5/1/07       Aaa/AAA                       1,140,000             1,389,728
       Second Series Issue 14-A, MBIA Insured, 8%, 5/1/07       Aaa/AAA                       1,290,000             1,572,587
       ----------------------------------------------------------------------------------------------------------------------
       San Joaquin Hills, CA Transportation Corridor
       Agency Toll Road RB, Sr. Lien, 6.75%, 1/1/32             NR/NR/BBB                     3,500,000             3,696,630
       ----------------------------------------------------------------------------------------------------------------------
       Southern CA Home FAU SFM RB, Series A, 7.35%, 9/1/24     NR/AAA                          285,000               300,729
       ----------------------------------------------------------------------------------------------------------------------
       Southern CA Public PAU Transmission Project RB,
       Inverse Floater, 7.812%, 7/1/12(2)                       Aa/A+                         2,500,000             2,665,625
       ----------------------------------------------------------------------------------------------------------------------
       Stanislaus, CA Waste-To-Energy Financing Agency
       Solid Waste Facilities RRB, Ogden Martin System, Inc.
       Project, 7.50%, 1/1/05                                   NR/BBB+                       1,600,000             1,695,920
                                                                                                                  -----------
                                                                                                                   79,683,885

8      Oppenheimer Main Street California Municipal Fund

                                                                RATINGS: MOODY'S/            FACE                MARKET VALUE
                                                                S&P'S/FITCH'S                AMOUNT              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--6.7%
       PR Commonwealth GOB, MBIA Insured,
       Inverse Floater, 7.984%, 7/1/08(2)                       Aaa/AAA                      $1,500,000           $ 1,612,500
       ----------------------------------------------------------------------------------------------------------------------
       PR Commonwealth Highway Authority RB,
       Prerefunded, Series P, 8.125%, 7/1/13                    Aaa/AAA                       2,000,000             2,155,540
       ----------------------------------------------------------------------------------------------------------------------
       PR Commonwealth Public Improvement GOB,
       Prerefunded, Series A, 7.75%, 7/1/17                     NR/AAA                        1,000,000             1,099,580
       ----------------------------------------------------------------------------------------------------------------------
       PR Housing Finance Corp. SFM RB,
       Portfolio 1, Series B, 7.65%, 10/15/22                   Aaa/AAA                         260,000               273,751
       ----------------------------------------------------------------------------------------------------------------------
       PR Industrial, Medical & Environmental PC
       Facilities Tourist RB, Mennonite General Hospital
       Project, Series A, 6.50%, 7/1/12                         NR/BBB-/BBB                     600,000               616,656
                                                                                                                  -----------
                                                                                                                    5,758,027

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $83,657,784)                                                     98.7%           85,441,912
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                     1.3             1,135,029
                                                                                             ----------           -----------
NET ASSETS                                                                                        100.0%          $86,576,941
                                                                                             ==========           ===========


       1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

       2. Represents the current interest rate for a variable rate bond. These bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $8,775,188 or 10.14% of the Fund's net assets at February 28, 1997.

       3. Securities with an aggregate market value of $207,973 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

9      Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
       As of February 28, 1997, securities subject to the alternative minimum tax amounted to $19,042,015 or 21.99% of the Fund's net assets.

       Distribution of investments by industry, as a percentage of total investments at value, is as follows:

       INDUSTRY                             MARKET VALUE                 PERCENT
       -------------------------------------------------------------------------
       Single Family Housing                $16,030,420                    18.8%
       Hospital/Healthcare                   12,447,460                    14.6
       Special Assessment                    11,627,608                    13.6
       Sewer Utilities                        8,468,415                     9.9
       Highways                               7,316,724                     8.6
       Electric Utilities                     6,051,437                     7.1
       Lease Rental                           5,579,910                     6.5
       Marine/Aviation Facilities             5,203,643                     6.1
       General Obligation                     4,337,660                     5.1
       Water Utilities                        3,440,354                     4.0
       Pollution Control                      2,082,160                     2.4
       Resource Recovery                      1,695,920                     2.0
       Other                                  1,160,200                     1.3
                                            -----------                   -----
                                            $85,441,912                   100.0%
                                            ===========                   =====


       To simplify the listings of the Oppenheimer Main Street California Municipal Fund holdings in the Statement of Investments, we have abbreviated the descriptions of many of the securities per the table below:

       CAP  --Capital Appreciation                                        MUD  --Municipal Utility District
       CDAU --Communities Development Authority                           PAU  --Power Authority
       CFD  --Community Facilities District                               PC   --Pollution Control
       COP  --Certificates of Participation                               PCFAU--Pollution Control Finance Authority
       FAU  --Finance Authority                                           PFAU --Public Finance Authority
       GOB  --General Obligation Bonds                                    PWBL --Public Works Board Lease
       GORB --General Obligation Refunding Bonds                          RA   --Redevelopment Agency
       HF   --Health Facilities                                           RB   --Revenue Bonds
       HFA  --Housing Finance Agency                                      RRB  --Revenue Refunding Bonds
       HFFAU--Health Facilities Finance Authority                         SFM  --Single Family Mortgage

       See accompanying Notes to Financial Statements.

10     Oppenheimer Main Street California Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES   February 28, 1997 (unaudited)

====================================================================================================================
ASSETS
       Investments, at value (cost $83,657,784)--see accompanying statement                              $85,441,912
       -------------------------------------------------------------------------------------------------------------
       Cash                                                                                                  480,840
       -------------------------------------------------------------------------------------------------------------
       Receivables:
       Interest                                                                                            1,150,027
       Shares of capital stock sold                                                                           96,824
       Daily variation on futures contracts--Note 5                                                            1,375
       -------------------------------------------------------------------------------------------------------------
       Other                                                                                                  21,248
                                                                                                         -----------
       Total assets                                                                                       87,192,226

====================================================================================================================
LIABILITIES
       Payables and other liabilities:
       Dividends                                                                                             296,040
       Shares of capital stock redeemed                                                                      282,637
       Transfer and shareholder servicing agent fees                                                           3,476
       Daily variation on futures contracts--Note 5                                                            3,442
       Distribution and service plan fees                                                                      2,945
       Other                                                                                                  26,745
                                                                                                         -----------
       Total liabilities                                                                                     615,285

====================================================================================================================
NET ASSETS                                                                                               $86,576,941
                                                                                                         ===========

====================================================================================================================
COMPOSITION OF
NET ASSETS
       Par value of shares of capital stock                                                              $    69,465
       -------------------------------------------------------------------------------------------------------------
       Additional paid-in capital                                                                         83,780,771
       -------------------------------------------------------------------------------------------------------------
       Undistributed net investment income                                                                   612,402
       -------------------------------------------------------------------------------------------------------------
       Accumulated net realized gain on investment transactions                                              310,269
       -------------------------------------------------------------------------------------------------------------
       Net unrealized appreciation on investments--Notes 3 and 5                                           1,804,034
                                                                                                         -----------
       Net assets                                                                                        $86,576,941
                                                                                                         ===========

====================================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on
       net assets of $78,903,746 and 6,330,176 shares of capital stock outstanding)                           $12.46
       Maximum offering price per share (net asset value plus sales charge
       of 4.75% of offering price)                                                                            $13.08
       -------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $7,673,195 and 616,319 shares of capital stock outstanding)                                         $12.45

       See accompanying Notes to Financial Statements.

11     Oppenheimer Main Street California Municipal Fund

STATEMENT OF OPERATIONS   For the Six Months Ended February 28, 1997 (Unaudited)

====================================================================================================================
INVESTMENT INCOME
       Interest                                                                                           $2,776,342

====================================================================================================================
EXPENSES
       Management fees--Note 4                                                                               169,482
       -------------------------------------------------------------------------------------------------------------
       Distribution and service plan fees--Note 4:
       Class B                                                                                                33,593
       -------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                    29,351
       -------------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 4                                                  26,540
       -------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                 5,257
       -------------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class A                                                                                                 3,406
       Class B                                                                                                   760
       -------------------------------------------------------------------------------------------------------------
       Insurance expenses                                                                                      1,560
       -------------------------------------------------------------------------------------------------------------
       Directors' fees and expenses                                                                            1,346
       -------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                               499
       -------------------------------------------------------------------------------------------------------------
       Other                                                                                                      42
                                                                                                          ----------
       Total expenses                                                                                        271,836

====================================================================================================================
NET INVESTMENT INCOME                                                                                      2,504,506

====================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)
       Net realized gain (loss) on:
       Investments                                                                                           394,747
       Closing of futures contracts                                                                          (75,195)
                                                                                                          ----------
       Net realized gain                                                                                     319,552
       -------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on investments                                1,796,688
                                                                                                          ----------
       Net realized and unrealized gain                                                                    2,116,240

====================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $4,620,746
                                                                                                          ==========

       See accompanying Notes to Financial Statements.

12     Oppenheimer Main Street California Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SIX MONTHS ENDED
                                                                      FEBRUARY 28, 1997       PERIOD ENDED        YEAR ENDED
                                                                      (UNAUDITED)             AUGUST 31, 1996(1)  JUNE 30, 1996
===============================================================================================================================
OPERATIONS
       Net investment income                                          $ 2,504,506             $   839,019           $ 4,904,243
       ------------------------------------------------------------------------------------------------------------------------
       Net realized gain (loss)                                           319,552                 (42,708)               13,058
       ------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation            1,796,688                  52,839               446,150
                                                                      -----------             -----------           -----------
       Net increase in net assets resulting from operations             4,620,746                 849,150             5,363,451

===============================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                         (2,325,256)               (773,949)           (4,694,006)
       Class B                                                           (165,793)                (47,009)             (189,244)
       ------------------------------------------------------------------------------------------------------------------------
       Distributions from net realized gain:
       Class A                                                             (9,643)                     --               (11,115)
       Class B                                                               (827)                     --                  (475)
       ------------------------------------------------------------------------------------------------------------------------
       Distributions in excess of net realized gain:
       Class A                                                                 --                      --               (60,043)
       Class B                                                                 --                      --                (2,568)

===============================================================================================================================
CAPITAL STOCK
TRANSACTIONS
       Net increase (decrease) in net assets resulting from
       capital stock transactions--Note 2:
       Class A                                                            129,928                (125,718)           (1,651,052)
       Class B                                                          1,582,717                 487,540             2,817,402

===============================================================================================================================
NET ASSETS
       Total increase                                                   3,831,872                 390,014             1,572,350
       ------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                             82,745,069              82,355,055            80,782,705
                                                                      -----------             -----------           -----------
       End of period [including undistributed (overdistributed)
       net investment income of $612,402, $598,945 and
       $(132,853), respectively]                                      $86,576,941             $82,745,069           $82,355,055
                                                                      ===========             ===========           ===========

       1. The Fund changed its fiscal year end from June 30 to August 31. See accompanying Notes to Financial Statements.

13     Oppenheimer Main Street California Municipal Fund

FINANCIAL HIGHLIGHTS

                                       CLASS A
                                       -------------------------------------------------------------------------------------
                                       SIX MONTHS     PERIOD
                                       ENDED          ENDED
                                       FEB. 28, 1997  AUGUST 31,   YEAR ENDED JUNE 30,
                                       (UNAUDITED)    1996(2)      1996           1995         1994       1993      1992
============================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period    $12.16         $12.15       $12.09         $11.82       $12.66     $12.05    $11.61
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                      .37            .12          .73            .73          .75        .80       .82
Net realized and unrealized
gain (loss)                                .30            .01          .07            .27         (.80)       .64       .45
                                        ------         ------       ------         ------       ------     ------    ------
Total income (loss)
from investment operations                 .67            .13          .80           1.00         (.05)      1.44      1.27

----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                    (.37)          (.12)        (.73)          (.69)        (.73)      (.81)     (.82)
Dividends in excess of net
investment income                           --             --           --           (.04)        (.03)        --        --
Distributions from net realized gain        --(3)          --           --(3)          --           --       (.02)     (.01)
Distributions in excess of net
realized gain                               --             --         (.01)            --         (.03)        --        --
                                        ------         ------       ------         ------       ------     ------    ------
Total dividends and
distributions to shareholders             (.37)          (.12)        (.74)          (.73)        (.79)      (.83)     (.83)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $12.46         $12.16       $12.15         $12.09       $11.82     $12.66    $12.05
                                        ======         ======       ======         ======       ======     =======   ======

===========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)       5.54%          1.12%        6.73%          8.93%       (0.60)%    12.53%    11.21%

===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                         $78,904        $76,817      $76,913        $78,134      $79,555    $72,387   $40,055
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)      $78,818        $77,584      $78,676        $76,148      $81,741    $54,840   $26,304
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                     5.98%(5)       6.00%(5)     5.99%          6.27%        6.09%      6.46%     6.74%
Expenses(6)                               0.56%(5)       0.57%(5)     0.58%          0.57%        0.53%      0.39%     0.32%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                20.2%           1.4%        33.1%          14.2%        20.2%       5.8%     25.7%

                                        CLASS B
                                        --------------------------------------------------------------------------
                                        SIX MONTHS         PERIOD
                                        ENDED              ENDED
                                        FEB. 28, 1997      AUGUST 31,     YEAR ENDED JUNE 30,
                                        (UNAUDITED)        1996(2)        1996            1995             1994(1)
==================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period    $12.14              $12.14         $12.08          $11.80           $12.90
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                      .30                 .10            .61             .62              .38
Net realized and unrealized
gain (loss)                                .31                  --            .07             .27            (1.07)
                                        ------              ------         ------          ------           ------
Total income (loss)
from investment operations                 .61                 .10            .68             .89             (.69)

------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                    (.30)               (.10)          (.61)           (.57)            (.37)
Dividends in excess of net
investment income                           --                  --             --            (.04)            (.01)
Distributions from net realized gain        --(3)               --             --(3)           --               --
Distributions in excess of net
realized gain                               --                  --           (.01)             --             (.03)
                                        ------              ------         ------          ------           ------
Total dividends and
distributions to shareholders             (.30)               (.10)          (.62)           (.61)            (.41)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $12.45              $12.14         $12.14          $12.08           $11.80
                                        ======              ======         ======          ======           ======

==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)      5.10%               0.85%          5.66%           7.90%            (5.42)%

==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                          $7,673              $5,928         $5,442          $2,648           $1,203
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)       $6,797              $5,767         $3,848          $1,904             $649
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                     4.94%(5)            4.92%(5)       4.94%           5.17%            4.91%(5)
Expenses(6)                               1.57%(5)            1.62%(5)       1.60%           1.55%            1.62%(5)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                20.2%                1.4%          33.1%           14.2%            20.2%

       1. For the period from October 29, 1993 (inception of offering) to June 30, 1994.

       2. The Fund changed its fiscal year end from June 30 to August 31.

       3. Less than $.005 per share.

       4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

       5. Annualized.

       6. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

       7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1997 were $18,374,308 and $17,194,307, respectively.

       See accompanying Notes to Financial Statements.

14     Oppenheimer Main Street California Municipal Fund

NOTES TO FINANCIAL STATEMENTS   (Unaudited)

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

       Oppenheimer Main Street California Municipal Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current income which is exempt from Federal and California personal income taxes for individual investors as is available from municipal securities and consistent with preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

       -------------------------------------------------------------------------
       INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

       -------------------------------------------------------------------------
       ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

       -------------------------------------------------------------------------
       FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

       -------------------------------------------------------------------------
       DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A and Class B shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

       -------------------------------------------------------------------------
       CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
       (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain
       (loss) was recorded by the Fund.

15     Oppenheimer Main Street California Municipal Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

       OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in California and, therefore, may have more credit risks related to the economic conditions of California than a portfolio with a broader geographical diversification.

                              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. CAPITAL STOCK

       The Fund has authorized 16,250,000 shares of $.01 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                             SIX MONTHS ENDED FEBRUARY 28, 1997    PERIOD ENDED AUGUST 31, 1996(1)   YEAR ENDED JUNE 30, 1996
                             ----------------------------------    -------------------------------   ------------------------
                             SHARES                  AMOUNT        SHARES              AMOUNT        SHARES       AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                          298,256                $ 3,677,471     67,135            $   819,316    387,788     $ 4,767,548
Dividends and distributions
reinvested                    116,685                  1,441,111     39,490                483,642    243,712       2,993,646
Redeemed                     (403,006)                (4,988,654)  (116,433)            (1,428,676)  (765,193)     (9,412,246)
                             --------                -----------   --------            -----------   --------     -----------
Net increase (decrease)        11,935                $   129,928     (9,808)           $  (125,718)  (133,693)    $(1,651,052)
                             ========                ===========   ========            ===========   ========     ===========

-----------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                          130,287                $ 1,609,387     44,022            $   538,404    247,941     $ 3,048,438
Dividends and distributions
reinvested                      8,795                    108,536      2,450                 29,980      9,629         117,946
Redeemed                      (10,889)                  (135,206)    (6,620)               (80,844)   (28,549)       (348,982)
                             --------                -----------   --------            -----------   --------     -----------
Net increase                  128,193                $ 1,582,717     39,852            $   487,540    229,021     $ 2,817,402
                             ========                ===========   ========            ===========   ========     ===========


       1. The Fund changed its fiscal year end from June 30 to August 31.

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

       At February 28, 1997, net unrealized appreciation on investments of $1,784,128 was composed of gross appreciation of $2,919,222, and gross depreciation of $1,135,094.

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

       Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.55% of average annual net assets, with a contractual waiver when net assets are less than $100 million. Annual fees, reflecting this waiver, are 0.40% of net assets of $75 million or more but less than $100 million, 0.25% of net assets of $50 million or more but less than $75 million, 0.15% of net assets of $25 million or more but less than $50 million, and 0% of net assets less than $25 million. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the regulatory limitation of the state of California.

                              For the six months ended February 28, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $87,961, of which $21,437 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $60,951. During the six months ended February 28, 1997, OFDI received contingent deferred sales charges of $1,404 upon redemption of Class B shares.

16     Oppenheimer Main Street California Municipal Fund

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)

       OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                              The Fund has adopted a reimbursement type
       Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the six months ended February 28, 1997, OFDI retained $29,511 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of February 28, 1997, OFDI had incurred unreimbursed expenses of $253,980 for Class B.

================================================================================
5. FUTURES CONTRACTS

       The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                              The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                              Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

                              Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                              Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

       At February 28, 1997, the Fund had outstanding futures contracts to buy and sell debt securities as follows:

                                                                                                                     UNREALIZED
                                                                NUMBER OF                  VALUATION AS OF           APPRECIATION
       CONTRACTS TO BUY                  EXPIRATION DATE        FUTURES CONTRACTS          FEBRUARY 28, 1997         (DEPRECIATION)
       ----------------------------------------------------------------------------------------------------------------------------
       Municipal Bonds                   3/97                     5                        $  580,156                      $(5,469)

       CONTRACTS TO SELL
       ----------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Bonds               3/97                    17                         1,885,406                       25,094
       U.S. Treasury Bonds               6/97                     3                           331,313                          281
                                                                                                                           -------
       Total Unrealized Appreciation                                                                                       $19,906
                                                                                                                           =======


17     Oppenheimer Main Street California Municipal Fund

OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

A Series of Oppenheimer Main Street Funds, Inc.

================================================================================
OFFICERS AND DIRECTORS

       James C. Swain, Chairman and Chief Executive Officer
       Bridget A. Macaskill, Director and President
       Robert G. Avis, Director
       William A. Baker, Director
       Charles Conrad, Jr., Director
       Jon S. Fossel, Director
       Sam Freedman, Director
       Raymond J. Kalinowski, Director
       C. Howard Kast, Director
       Robert M. Kirchner, Director
       Ned M. Steel, Director
       George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
       Jerry A. Webman, Vice President
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER

       OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR

       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT

       OppenheimerFunds Services

================================================================================
CUSTODIAN OF PORTFOLIO
SECURITIES

       The Bank of New York

================================================================================
INDEPENDENT AUDITORS

       Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL

       Myer, Swanson, Adams & Wolf, P.C.

       The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors.

       This is a copy of a report to shareholders of Oppenheimer Main Street California Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Main Street California Municipal Fund. For material information concerning the Fund, see the Prospectus.

       Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

18     Oppenheimer Main Street California Municipal Fund

OPPENHEIMERFUNDS FAMILY

================================================================================
       OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

                              When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

                              At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

===================================================================================================================
STOCK FUNDS

       Developing Markets Fund                                Quest Capital Value Fund
       Global Emerging Growth Fund                            Growth Fund
       Enterprise Fund(2)                                     Global Fund
       International Growth Fund                              Quest Global Value Fund
       Discovery Fund                                         Disciplined Value Fund
       Quest Small Cap Value Fund                             Oppenheimer Fund
       Gold & Special Minerals Fund                           Value Stock Fund
       Capital Appreciation Fund(3)                           Quest Value Fund

===================================================================================================================
STOCK & BOND FUNDS

       Main Street Income & Growth Fund                       Equity Income Fund
       Quest Opportunity Value Fund                           Disciplined Allocation Fund
       Total Return Fund                                      Multiple Strategies Fund(4)
       Quest Growth & Income Value Fund                       Strategic Income & Growth Fund
       Global Growth & Income Fund                            Bond Fund for Growth

===================================================================================================================
BOND FUNDS

       International Bond Fund                                Bond Fund
       High Yield Fund                                        U.S. Government Trust
       Champion Income Fund                                   Limited-Term Government Fund
       Strategic Income Fund

===================================================================================================================
MUNICIPAL FUNDS

       California Municipal Fund(5)                           Insured Municipal Fund
       Florida Municipal Fund(5)                              Intermediate Municipal Fund
       New Jersey Municipal Fund(5)
       New York Municipal Fund(5)                             Rochester Division
       Pennsylvania Municipal Fund(5)                         Rochester Fund Municipals
       Municipal Bond Fund                                    Limited Term New York Municipal Fund

===================================================================================================================
MONEY MARKET FUNDS(6)

       Money Market Fund                                      Cash Reserves

===================================================================================================================
LIFESPAN

       Growth Fund                                            Income Fund
       Balanced Fund

       1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

       2. Effective 4/1/96, the Fund is closed to new investors.

       3. On 12/18/96, the Fund's name was changed from "Target Fund."

       4. On 3/6/97, the Fund's name was changed from "Asset Allocation Fund."

       5. Available only to investors in certain states.

       6. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

       (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

19     Oppenheimer Main Street California Municipal Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104

RS0725.001.0297       April 30, 1997

[PHOTO]

CUSTOMER SERVICE REPRESENTATIVE
OPPENHEIMERFUNDS SERVICES

"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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